Exhibit 10.2

EXECUTION COPY

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 24, 2009, by and among WESTERN REFINING, INC., a Delaware corporation (the “Borrower”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the lenders from time to time party thereto (collectively, the “Lenders” and individually, each, a “Lender”) and the Borrower are parties to that certain Revolving Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 30, 2008, and that certain Second Amendment to Revolving Credit Agreement dated as of May 29, 2009 (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;

WHEREAS, the Administrative Agent and the Required Lenders, subject to the terms and conditions contained herein, have agreed to such amendments, to be effective as of the Third Amendment Effective Date (as defined below); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1. Definitions. From and after the Third Amendment Effective Date, the term “Credit Agreement” or “Agreement” (as the case may be), as used herein, in the Credit Agreement and in the other Loan Documents, shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.

2. Amendments to the Credit Agreement. Subject to the terms hereof and upon satisfaction of the conditions set forth in Section 5 hereof, effective as of the Third Amendment Effective Date (defined below) (or as of the Cash Dominion Date (defined below) with respect to the addition of new Section 2.14(f)), the Credit Agreement is hereby amended as follows:

(a)  The pricing grid in the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read as follows:

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

“Applicable Rate
			Eurodollar
			Rate
Pricing	Consolidated	Commitment	Letters of	Base
Level	Leverage Ratio	Fee	Credit	Rate
1	< 4.0	0.50%	3.75%	2.75%
2	> 4.0 but < 5.0	0.50%	4.00%	3.00%
3	> 5.0 but < 5.5	0.50%	4.25%	3.25%
4	> 5.5	0.50%	4.50%	3.50%”

The Pricing Level in effect on the Third Amendment Effective Date through the date of the first adjustment thereof shall be Pricing Level 2.

(b) The definition of “Base Rate” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read as follows:

‘“Base Rate’ means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the ‘BBA LIBOR’ for a 30-day interest period (as determined on such day) plus 1%. The ‘prime rate’ is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. The ‘BBA LIBOR’ has the meaning given such term in the definition of ‘Eurodollar Rate’.”

(c) The first paragraph of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding new clauses (a)(iv) and (a)(v), and new clause (b), so that this definition now reads in its entirety as follows:

“‘Consolidated EBITDA’ means, for any period of one or more fiscal quarters, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expenses, (iv) non-cash compensation expenses and charges, (v) charges for the shutdown of the Bloomfield Refinery not paid in cash during such period (collectively, the “Bloomfield Expenses”), (vi) maintenance turnaround expenses incurred by the Borrower and its Subsidiaries during such period in an aggregate amount not to exceed $25,000,000, and (vii) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and minus (b) the following: (i) cash payments with respect to Bloomfield Expenses on account of charges taken in a prior period, and (ii) non-cash items increasing Consolidated Net Income for such period.”

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(d) The definition of “Consolidated Interest Charges” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by revising clause (d) thereof to read as follows:

“(d) cash dividends to holders of preferred stock (including Convertible Preferred Securities).”

(e) The proviso in the definition of “Consolidated Interest Coverage Ratio” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended in its entirety to read as follows:

“provided, however, that for the fiscal quarter ending June 30, 2010, the ratio shall be calculated for the period of two consecutive fiscal quarters ending on such date, and for the fiscal quarter ending September 30, 2010, the ratio shall be calculated for the period of three consecutive fiscal quarters ending on such date.”

(f) The following definition of “Convertible Preferred Securities” is hereby added alphabetically to Section 1.01 of the Credit Agreement (Defined Terms):

“‘Convertible Preferred Securities’ means preferred stock issued by the Borrower that is convertible into shares of common stock of the Borrower.”

(g) The following definition of “Dominion Account” is hereby added alphabetically to Section 1.01 of the Credit Agreement (Defined Terms):

“‘Dominion Account’ means a special account established by the Borrower or another Loan Party at Bank of America or another bank reasonably acceptable to the Administrative Agent, over which the Administrative Agent has exclusive control for withdrawal purposes; and collectively, the ‘Dominion Accounts’.”

(h) Clause (g) of the definition of “Indebtedness” in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by adding the following prior to “and” at the end thereof:

“provided, however, that neither Convertible Preferred Securities nor obligations to make dividend payments in respect of Convertible Preferred Securities shall be deemed Indebtedness;”.

(i) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended in its entirety to read as follows:

“‘Loan Documents’ means this Agreement, each Note, each Issuer Document, the Collateral Documents, the Intercreditor Agreement, the Fee Letter and any other agreement or instrument signed by the Borrower or another Loan Party that states by its terms that it is a ‘Loan Document’.”

(j) The following definition of “Qualifying Refinery Hydrocarbon Inventory” is hereby added alphabetically to Section 1.01 of the Credit Agreement (Defined Terms):

“‘Qualifying Refinery Hydrocarbon Inventory’ means at any time of determination, an amount equal to Eligible Refinery Hydrocarbon Inventory

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(except for (x) Eligible Refinery Hydrocarbon Inventory at the Borrower’s and its Subsidiaries’ service stations and cardlocks, and (y) Statoil Commingled Inventories) at such time minus the Rent and Charges Reserve (if any) at such time.”

(k) The following definition of “Rent and Charges Reserve” is hereby added alphabetically to Section 1.01 of the Credit Agreement (Defined Terms):

“‘Rent and Charges Reserve’ means an amount equal to the aggregate of (a) all past due rent, storage, transportation, terminaling and other amounts owing by a Loan Party to any landlord, warehouseman, terminal owner or operator, pipeline, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Eligible Refinery Hydrocarbon Inventory or could assert a Lien on any Eligible Refinery Hydrocarbon Inventory, and (b) if required by the Administrative Agent, a reserve equal to three months rent and other charges that could be payable to any such Person; provided, that any Rent and Charges Reserve taken with respect to any location at which any Eligible Refinery Hydrocarbon Inventory is located shall not exceed the value of the Eligible Refinery Hydrocarbon Inventory stored at such location.”

(l) The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by adding the following to the end thereof:

“In addition, payment of dividends on Convertible Preferred Securities, and payments made in cash (in lieu of fractional shares) upon the conversion of Convertible Preferred Securities, shall not constitute Restricted Payments.”

(m) Clause (a) of Section 2.02 of the Credit Agreement (Borrowings, Conversions and Continuations of Committed Loans), clause (b) of Section 2.04 of the Credit Agreement (Swing Line Loans) and clause (e) of Section 10.02 of the Credit Agreement (Notices; Effectiveness; Electronic Communication) are hereby amended by replacing “by telephone” and “telephonic” therein with “electronically” and “electronic”, respectively.

(n) Section 2.14 of the Credit Agreement (Borrowing Base Redeterminations; Mandatory Prepayments of Loans) is hereby amended as follows:

(i) The first sentence of clause (a) is hereby amended in its entirety to read as follows:

“The Borrowing Base shall be determined (i) as of the 15th day of each month and on the last day of each month at all times during which the Aggregate Availability equals or exceeds twenty percent (20%) of the lesser of (x) the Borrowing Base and (y) the Total Aggregate Commitments at such time, and (ii) weekly on the last Business Day of each week at all times during which the Aggregate Availability is less than twenty percent (20%) of the lesser of (x) the Borrowing Base and (y) the Total Aggregate Commitments at such time, in either case by reference to the most recent Borrowing Base Report delivered by the Borrower to the Administrative Agent pursuant to Section 6.02(g).”;

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(ii) Clause (D) in the third sentence of clause (a) is hereby amended in its entirety to read as follows:

“(D) 80% of Qualifying Refinery Hydrocarbon Inventory,”;

(iii) The first sentence of clause (b) is hereby amended in its entirety to read as follows:

“Notwithstanding the foregoing, (i) when the Borrowing Base is determined semi-monthly pursuant to clause (a)(i) above, then the dollar amount of the Borrowing Base comprised of (A) Qualifying Refinery Hydrocarbon Inventory set forth in clause (a)(D) above and (B) Eligible In-Transit Crude Oil set forth in clause (a)(H) above shall not, in the aggregate, exceed 65% of the Borrowing Base, and (ii) when the Borrowing Base is determined weekly either (A) at the election of the Borrower or (B) pursuant to clause (a)(ii) above or Section 6.02(g)(B) below, then the dollar amount of the Borrowing Base comprised of (1) Qualifying Refinery Hydrocarbon Inventory set forth in clause (a)(D) above and (2) Eligible In-Transit Crude Oil set forth in clause (a)(H) above shall not, in the aggregate, exceed 70% of the Borrowing Base.”; and

(iv) Clause (f) is hereby amended in its entirety by renumbering it as clause (g) and inserting the following as clause (f):

“(f) Application of Payments. The ledger balances in the Dominion Accounts as of the end of a Business Day shall be applied to the Obligations then outstanding at the beginning of the next Business Day. If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of the Borrower or other Loan Party and shall be made available to the Borrower or other Loan Party, as applicable, upon request by the Borrower or such other Loan Party. The Borrower and each Loan Party irrevocably waive the right to direct the application of any payments or Collateral proceeds, and agree that the Administrative Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations then outstanding, in such manner as the Administrative Agent deems advisable.”

The changes in this clause (n)(iv) shall take effect on the Cash Dominion Date.

(o) Section 6.02 of the Credit Agreement (Certificates; Field Audits; Other Information) is hereby amended as follows:

(i)  clause (g) thereof is amended as follows:

(A)        “Qualifying Refinery Hydrocarbon Inventory” is hereby added after “Eligible Refinery Hydrocarbon Inventory” in the first sentence thereof;

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(B)           the proviso in the first sentence thereof is amended in its entirety to read as follows:

“provided, that if Aggregate Availability is less than twenty percent (20%) of the lesser of (x) the Borrowing Base and (y) the Total Aggregate Commitments then in effect, the Borrower shall deliver such report and information weekly, in each case as set forth in clauses (A) or (B) below, as applicable:”;

(C)           clause (B) thereof is amended in its entirety to read as follows:

“(B)           Weekly Reporting.  If during any month Aggregate Availability is less than twenty percent (20%) of the lesser of (1) the Borrowing Base and (2) the Total Aggregate Commitments then in effect for a period of three consecutive Business Days (the third such Business Day being herein referred to as the “Third Consecutive Day”), then the Borrower shall be required to deliver Borrowing Base Reports weekly.  The first such Borrowing Base Report shall be prepared as of Friday of the week in which the Third Consecutive Day occurs, and shall be delivered not later than Friday of the following week.  The Borrower shall continue to deliver weekly Borrowing Base Reports thereafter (each such Borrowing Base Report shall cover a one-week period ending on a Friday and shall be delivered on the following Friday), until Aggregate Availability is equal to or greater than twenty percent (20%) of the lesser of (1) the Borrowing Base and (2) Total Aggregate Commitments then in effect for an entire month;”; and

(D)           the following is hereby added to the end thereof:

“and together with the Borrowing Base Report, a certification by a Responsible Officer of the Borrower in the form of Exhibit C-1 as to certain matters relating to storage, transportation and other charges set forth therein.”; and

(ii)           clause (h) thereof is amended in its entirety to read as follows:

“(h)           on or before June 30 of each year (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), and at any time at the request of the Administrative Agent following an Event of Default, a field audit and inventory valuation report prepared by Bank of

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

America Business Credit, Inc., in form and substance satisfactory to the Administrative Agent;”.

(p) Section 6.14 of the Credit Agreement (Further Assurances) is hereby amended by renumbering it as Section 6.15. The reference to Section 6.14 in Paragraph 2A(b) of Exhibit G is accordingly renumbered. A new Section 6.14 is hereby added as follows:

“6.14    Dominion Accounts.

(a) On and after the Cash Dominion Date (as defined in that certain Third Amendment to Revolving Credit Agreement dated as of November 24, 2009, among the Borrower, the Administrative Agent, and the Lenders party thereto):

(i) The Borrower and the other Loan Parties shall maintain such Dominion Accounts as the Administrative Agent shall request in its reasonable discretion pursuant to lockbox or other arrangements reasonably acceptable to the Administrative Agent. The Borrower shall obtain an agreement (in form and substance reasonably satisfactory to the Administrative Agent) from each lockbox servicer, depository bank and Dominion Account bank, establishing the Administrative Agent’s control over and Lien on the lockbox, such other account or Dominion Account, requiring immediate deposit of all remittances received in the lockbox or other account to a Dominion Account, and waiving offset rights of such servicer or bank, except for customary administrative charges incurred in connection with such lockbox or other account. If a Dominion Account is not maintained with Bank of America, the Administrative Agent may require immediate transfer of all funds in such account to a Dominion Account maintained with Bank of America. Neither the Administrative Agent nor any Lender assumes any responsibility to the Borrower or any other Loan Party for any lockbox arrangement, other account or Dominion Account, including any claim of accord and satisfaction or release with respect to any checks, drafts, or other items of payment payable to the Borrower or such other Loan Party accepted by any bank.

(ii) The Borrower and other Loan Parties shall request in writing that all payments on Accounts (as defined in the UCC) are made directly to a Dominion Account (or a lockbox relating to a Dominion Account). If the Borrower or any other Loan Party receives cash or checks, drafts, or other items of payment payable to it with respect to any Account, it shall hold same in trust for the Administrative Agent, for the benefit of the Lenders, and promptly (but not later than the next Business Day) deposit same into the applicable Dominion Account.

(b) The Borrower and the other Loan Parties shall take all actions necessary to establish the Administrative Agent’s control over each deposit account (other than accounts used exclusively for payroll, payroll taxes or employee benefits and such other accounts as the Administrative Agent may in its reasonable judgment determine that the costs of establishing such control shall be excessive in view of the benefits to be obtained by the Lenders therefrom).”

(q)  Section 7.11   of   the   Credit   Agreement   (Financial   Covenants)   is   hereby amended in its entirety to read as set forth below.

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

“(a) Permit the Consolidated Interest Coverage Ratio as of the end of each fiscal quarter set forth below for which a ratio is set forth opposite such fiscal quarter to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending	Minimum Consolidated
Interest Coverage Ratio
December 31, 2009	1.25 to 1.00
March 31, 2010	Not Tested
June 30, 2010	1.00 to 1.00
September 30, 2010	1.25 to 1.00
December 31, 2010	1.50 to 1.00
March 31, 2011	1.50 to 1.00
June 30, 2011 and each fiscal quarter	2.00 to 1.00
thereafter

(b) Permit  the  Consolidated  Leverage  Ratio  as  of  the  end  of  each fiscal quarter set forth below for which a ratio is set forth opposite such fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated
Leverage Ratio
December 31, 2009	6.75 to 1.00
March 31, 2010	Not Tested
June 30, 2010	Not Tested
September 30, 2010	Not Tested
December 31, 2010	5.25 to 1.00
March 31, 2011	5.25 to 1.00
June 30, 2011 and each fiscal quarter	4.50 to 1.00
thereafter

(c) Permit Consolidated EBITDA to be less than (i) $5,000,000 for the period of three months ending March 31, 2010, (ii) $80,000,000 for the period of six months ending June 30, 2010, and (iii) $140,000,000 for the period of nine months ending September 30, 2010.”

(r) Exhibit C to the Credit Agreement (Compliance Certificate) is hereby amended by replacing Schedule 1 with the schedule set forth on Schedule 1 attached to this Amendment and Schedule 2 with the schedule set forth on Schedule 2 to this Amendment. Exhibit F to the Credit Agreement (Form of Borrowing Base Report) is hereby amended to reflect the changes set forth in clause (n) hereof. All references to such schedules in the Credit Agreement, Exhibit C, Exhibit F and the other Loan Documents shall mean such schedules as amended hereby.

(s)  Exhibit C-1 is added to the Credit Agreement in the form set forth on Schedule 3  to this Amendment

(t) Exhibit G to the Credit Agreement (Security Agreement) and each executed Security Agreement are hereby amended as follows and all references to such Exhibit and Security Agreements in the Loan Documents shall mean the Exhibit and Security Agreements as amended hereby:

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

(i) Clause (1) of Paragraph 3 of the Security Agreement is amended in its entirety to read as follows:

“(1) Any and all deposit accounts and bank accounts, now owned or hereafter acquired or opened by each Debtor, including, without limitation, any such accounts set forth on Annex B, including any Dominion Accounts, and any account which is a replacement or substitute for any of such accounts, together with all monies, instruments, certificates, checks, drafts, wire transfer receipts, and other property deposited therein and all balances therein (the “Deposit Accounts”);” and

(ii) Clause (j) of Paragraph 5 of the Security Agreement is amended in its entirety to read as follows:

“(j) Deposit Accounts. With respect to any Deposit Account, maintain such Debtor’s Deposit Accounts at the banks described on Annex B for such Debtor or such additional banks with respect to which such Debtor has complied with item (iii) hereof; and unless otherwise agreed by Secured Party, (i) on or before the date hereof, obtain an executed Deposit Account Control Agreement from each such bank with respect to each such Deposit Account (other than accounts used exclusively for payroll, payroll taxes or employee benefits and such other accounts as the Secured Party may in its reasonable judgment determine that the costs of establishing such control shall be excessive in view of the benefits to be obtained by the Secured Party therefrom ); (ii) deliver to Secured Party all certificates or instruments, if any, now or hereafter representing or evidencing such Deposit Accounts (other than accounts used exclusively for payroll, payroll taxes or employee benefits and such other accounts as the Secured Party may in its reasonable judgment determine that the costs of establishing such control shall be excessive in view of the benefits to be obtained by the Secured Party therefrom), accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party; and (iii) prior to establishing any additional Deposit Accounts, notify Secured Party and obtain from the bank holding such Deposit Account (other than for accounts used exclusively for payroll, payroll taxes or employee benefits and such other accounts as the Secured Party may in its reasonable judgment determine that the costs of establishing such control shall be excessive in view of the benefits to be obtained by the Secured Party therefrom) an executed Deposit Account Control Agreement and deliver the same to Secured Party.”

3. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security interests now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

binding obligations of the Borrower and the Loan Parties, remain in full force and effect, and are unimpaired by this Amendment.

4.  Representations and Warranties.  The Borrower hereby certifies that:

(a) prior to and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) prior to and after giving effect to this Amendment, no Default  or  Event of Default exists.

5. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Third Amendment Effective Date”) upon which the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders;

(b) either (i) the Administrative Agent shall have received evidence that all Term Loan Indebtedness and other obligations under the Term Loan Credit Agreement then due have been repaid in full, or (ii) (A) no Default or Event of Default (as such terms are defined in the Term Loan Credit Agreement) shall exist under the Term Loan Credit Agreement, and (B) to the extent the Term Loan Credit Agreement contains covenants that are the same as covenants being amended by this Amendment, such covenants in the Term Loan Credit Agreement shall be amended to the same extent as set forth herein;

(c) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying resolutions or other evidence of authority adopted with respect to this Amendment and the transactions contemplated hereby; and

(d) Borrower shall have paid (i) to Banc of America Securities LLC, as Arranger, (the “Arranger”), for its own account, the fees and expenses then due and payable to the

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

Arranger, (ii) to the Administrative Agent, for the benefit of each Lender executing this Amendment by 5:00 p.m. on November 24, 2009, a fee in the amount indicated by notice from the Administrative Agent to the Lenders, and (iii) fees and expenses required to be reimbursed or paid by the Borrower pursuant to the Loan Documents, including the fees and expenses of counsel to the Administrative Agent, in each case to the extent invoiced to the Borrower at least one Business Day prior to the Third Amendment Effective Date.

6. Cash Dominion. By no later than January 15, 2010 (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion) (the “Cash Dominion Date”), the applicable Loan Parties, depository banks, and the Administrative Agent shall enter into a lockbox or dominion agreement or such other documents and agreements as the Administrative Agent shall reasonably request, each in form and substance reasonably satisfactory to the Administrative Agent, governing the Loan Parties’ cash management processes and procedures and evidencing the Administrative Agent’s dominion and control thereof. The Loan Parties’ failure to comply with this Section 6 by the Cash Dominion Date shall constitute an Event of Default under the Credit Agreement.

7. Third Amendment to Term Loan Credit Agreement. The Required Lenders hereby (a) consent to the amendments to the Term Loan Documents effected by the Third Amendment to Term Loan Credit Agreement among the parties thereto dated November 24, 2009, and (b) waive the provisions of Section 7.14 of the Credit Agreement (Amendments to Term Loan Documents) to the extent necessary to permit such amendments.

8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in electronic form shall be effective as the delivery of a manually executed counterpart.

9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower and the other Loan Parties and is not intended to constitute a novation of the Credit Agreement. Except as expressly modified hereby, all of the indebtedness, liabilities and obligations owing by the Borrower and each other Loan Party under the Credit Agreement and the other Loan Documents shall continue.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent and each Lender, may not assign any rights, powers, duties or obligations hereunder.

[Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

WESTERN REFINING, INC., a Delaware corporation

By:	/s/ Scott D. Weaver
	Name:	Scott D. Weaver
	Title:	Vice President, Treasurer & Asst. Sec.

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

ABN AMRO BANK N.V.,
as a Lender

By:	/s/ James J. Stewart
	Name:	James J. Stewart
	Title:	Chief Executive Officer-ABN AMRO AMERICAS

By:	/s/ Michiel van Schaardenburg
	Name:	Michiel van Schaardenburg
	Title:	Managing Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

ALLIED IRISH BANKS, P.L.C.,
as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ David O'Driscoll
Name:	David O'Driscoll
Title:	Assistant Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF SCOTLAND plc,
as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Stephen Hill
	Name:	Stephen Hill
	Title:	First Vice President

By:	/s/ Suyash Upreti
	Name:	Suyash Upreti
	Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

BNP PARIBAS
as a Lender

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMERICA BANK,
as a Lender

By:	/s/ DeVon Lang
Name:	DeVon Lang
Title:	Assistant Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Eric E. Ensmann
Name:	Eric E. Ensmann
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMPASS BANK, successor in interest to
GUARANTY BANK,
as a Lender

By:	/s/ Eric E. Ensmann
Name:	Eric E. Ensmann
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Vice President

By:	/s/ Stephen R. Staples
Name:	Stephen R. Staples
Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Alta Ven
Name:	Alta Ven
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIXIS,
as a Lender

By:	/s/ Louis P. Laville
Name:	Louis P. Laville
Title:	Managing Director

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ E. Niki Stone
Name:	E. Niki Stone
Title:	Vice President PNCBC

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a successor to NATIONAL CITY BUSINESS CREDIT INC.,
as a Lender

By:	/s/ Brian Rujawitz
Name:	Brian Rujawitz
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

RAYMOND JAMES BANK, FSB,
as a Lender

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

RZB FINANCE LLC,
as a Lender

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

SOCIETE GENERALE,
as a Lender

By:	/s/ Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Director

By:	/s/ Barbara Paulsen
Name:	Barbara Paulsen
Title:	Managing Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS, LOAN FINANCE LLC,
as a Lender

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ Amanda Watkins
Name:	Amanda Watkins
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

REAFFIRMATION OF GUARANTORS

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty and other Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under such Guaranty and other Loan Documents,  and (d) acknowledges that prior to and after giving effect to this Amendment, the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

GUARANTORS:

WESTERN REFINING COMPANY, L.P.,
a Delaware limited partnership

WESTERN REFINING GP, LLC,
a Delaware limited liability company,
its General Partner

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec
.

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT)

ASCARATE GROUP, LLC,
a Delaware limited liability company

By:	WESTERN REFINING COMPANY, L.P.,
a Delaware limited partnership, its sole Member

	By:	WESTERN REFINING GP, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ Scott D. Weaver
	Name:	Scott D. Weaver
	Title:	Vice President, Treasurer & Asst. Sec.

WESTERN REFINING GP, LLC,
a Delaware limited liability company

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec.

WESTERN REFINING LP, LLC,
a Delaware limited liability company

By:	/s/ Joan L. Yori
Name:	Joan L. Yori
Title:	President

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT)

CINIZA PRODUCTION COMPANY,
a New Mexico corporation
DIAL OIL CO., a New Mexico corporation
EMPIRE OIL CO., a California corporation
GIANT INDUSTRIES, INC., a Delaware corporation
WESTERN REFINING SOUTHWEST, INC.,
an Arizona corporation
GIANT FOUR CORNERS, INC., an Arizona corporation
WESTERN REFINING TERMINALS, INC.,
an Arizona corporation
WESTERN REFINING PIPELINE COMPANY,
a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC.,
a New Mexico corporation
WESTERN REFINING YORKTOWN HOLDING COMPANY, a Delaware corporation
WESTERN REFINING YORKTOWN, INC.,
a Delaware corporation
WESTERN REFINING WHOLESALE, INC.,
an Arizona corporation
SAN JUAN REFINING COMPANY,
a New Mexico corporation

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec.

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT)

SCHEDULE 1
Schedule 1 to Compliance Certificate

For the Quarter/Year ended __________ (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Consolidated Interest Coverage Ratio

	A.	Consolidated EBITDA for [two/three/four] consecutive fiscal quarters ending on above date (“Subject Period”):

		1.	Consolidated Net Income for Subject Period:	$

		2.	Consolidated Interest Charges for Subject Period:	$

		3.	Provision for income taxes for Subject Period:	$

		4.	Depreciation expenses for Subject Period:	$

		5.	Amortization expenses for Subject Period:	$

		6.	Non-Cash compensation expenses for Subject Period:	$

		7.	Non-Cash charges for Bloomfield Expenses for Subject Period:	$

		8.	[Maintenance turnaround expenses for Subject Period]:[1]	$

		9.	Non-recurring non-cash reductions of Consolidated Net
			Income for Subject Period:	$

		10.	Cash Payments for Bloomfield Expenses for charges taken
			in prior period:	$

		11.	Non-cash additions to Consolidated Net Income for Subject
			Period:	$

		12.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7
			+ 8 + 9 – 10 – 11)	$

	B.	Consolidated Interest Charges for Subject Period:		$

	C.	Consolidated Interest Coverage Ratio		$
(Line I.A.12 ÷ Line I.B):

1 Such expenses in excess of $25,000,000 in any four fiscal quarter period are not included.

Minimum required:

[Two/Three/Four] Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio

December 31, 2009 March 31, 2010 June 30, 2010 September 30, 2010 December 31, 2010 March 31, 2011 June 30, 2011 and each fiscal quarter thereafter	1.25 to 1.00 Not Tested 1.00 to 1.00 1.25 to 1.00 1.50 to 1.00 1.50 to 1.00 2.00 to 1.00
[Yes/No]
In compliance

II.	Section 7.11(b) – Consolidated Leverage Ratio.

	A.	Consolidated Total Indebtedness at Statement Date:	$

	B.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Leverage Subject Period”):

1.	Consolidated Net Income for Leverage Subject Period:	$

2.	Consolidated Interest Charges for Leverage Subject Period:	$

3.	Provision for income taxes for Leverage Subject Period:	$

4.	Depreciation expenses for Leverage Subject Period:	$

5.	Amortization expenses for Leverage Subject Period:	$

6.	Non-Cash compensation expenses for Leverage Subject Period:	$

7.	Non-Cash charges for Bloomfield Expenses for Leverage
	Subject Period:	$

8.	[Maintenance turnaround expenses for Leverage Subject
	Period]:[2]	$

9.	Non-recurring non-cash reductions of Consolidated Net
	Income for Leverage Subject Period:	$

10.	Cash Payments for Bloomfield Expenses for charges taken
	in prior period:	$

2  Such expenses in excess of $25,000,000 in any four fiscal quarter period are not included.

11.	Non-cash additions to Consolidated Net Income for Leverage Subject Period:	$

12	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 – 10 – 11)	$

C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B.12):

Maximum permitted:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio

December 31, 2009	6.75 to 1.00
March 31, 2010	Not Tested
June 30, 2010	Not Tested
September 30, 2010	Not Tested
December 31, 2010	5.25 to 1.00
March 31, 2011	5.25 to 1.00
June 30, 2011 and each fiscal quarter thereafter	4.50 to 1.00

In compliance	[Yes/No]

SCHEDULE 2
Schedule 2 to Compliance Certificate

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-cash compensation expenses
+ non-cash Bloomfield Expenses
+ Maintenance turnaround expenses
+ non-recurring non-cash expenses
- cash payments for Bloomfield Expenses for charges taken in prior period
- non-cash income
= Consolidated EBITDA

Minimum required:

Three months ending March 31, 2010	$5,000
Six months ending June 30, 2010	$80,000
Nine months ending September 30, 2010	$140,000

In compliance	[Yes/No]

SCHEDULE 3
Exhibit C-1 to Credit Agreement

Date:

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement dated as of May 31, 2007 (as so amended and as may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), the terms defined therein being used herein as therein described, among Western Refining, Inc., a Delaware corporation (the “Borrower”), the various financial institutions that are, or may from time to time become, parties thereto (each individually a “Lender”, and collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

The undersigned Responsible Officer hereby certifies as of the date hereof that he is a Responsible Officer of the Borrower, and that, as such, he is authorized to execute and deliver this certificate to the Administrative Agent on behalf of the Borrower, and to the best knowledge of the undersigned that:

(a)           The Borrower is [not]* delinquent in the payment of any storage, transportation or other charges, the nonpayment of which could give rise to a lien on Eligible Refinery Hydrocarbon Inventory included in the Borrowing Base (“Secured Charges”) and there is [not]* more than three months accrued unpaid Secured Charges.

(c)           [The details of the nature and amount of such charges referred to paragraph (a) are set forth in Schedule I hereto.]*

* Delete if inapplicable.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________, ____.

WESTERN REFINING, INC.,
a Delaware corporation

By:
Name:
Title:

Schedule I

S/N	Creditor	Amount Outstanding[3]	Nature of Charge	Location of Eligible Refinery Hydrocarbon Inventory

3 Please also specify the period for which the aggregate amount is owed (eg. $10,000 representing 2 months of accrued charges from January 2009 to February 2009).